Exhibit 99.1



CWABS 2004-3


Assumptions
-----------
60% Severity.
6-mo Recovery Lag.
Trigger Failing.
Run to Call.
100% Servicer Advance.
100% Pricing Speed
Defaults on Top of Prepayment.


                                ---------------------------------------------------------------------------------------------------
                                Forward LIBOR                                          Forward LIBOR + 200bp.
                                ---------------------------------------------------------------------------------------------------
                                  Break CDR               Collat Cum Loss              Break CDR          Collat Cum Loss
-----------------------------------------------------------------------------------------------------------------------------------
              M7                            5.89          190,611,205.671 (9.53%)           3.68        124,809,794.529 (6.24%)
-----------------------------------------------------------------------------------------------------------------------------------


